Previously Securitized Loans	12 Months Ended
Dec. 31, 2015
Previously Securitized Loans [Abstract]
Previously Securitized Loans
PREVIOUSLY SECURITIZED LOANS

Between 1997 and 1999, the Company completed six securitization transactions involving approximately $760 million in 125% of fixed rate, junior-lien underlying mortgages.  The Company retained a financial interest in each of the securitizations until 2004.  Principal amounts owed to investors were evidenced by securities (“Notes”).  During 2003 and 2004, the Company exercised its early redemption options on each of those securitizations.  Once the Notes were redeemed, the Company became the beneficial owner of the mortgage loans and recorded the loans as assets of the Company within the loan portfolio.

As the Company redeemed the outstanding Notes, no gain or loss was recognized in the Company’s financial statements and the remaining mortgage loans were recorded in the Company’s loan portfolio as “previously securitized loans,” at the lower of carrying value or fair value.  Because the carrying value of the mortgage loans incorporated assumptions for expected prepayment and default rates, the carrying value of the loans was generally less than the actual outstanding contractual balance of the loans.  As of December 31, 2015 and 2014, there was no carrying value remaining on these loans; while the actual contractual balance of these loans was $3.9 million and $4.9 million, respectively.  During the years ended December 31, 2015, 2014 and 2013, the Company recognized $1.8 million, $2.2 million and $2.5 million, respectively, of interest income from its previously securitized loans.